                                                                 Exhibit (e)(9)

AMERICAN GENERAL
Life Companies

--------------------------------------------------------------------------------
                            EXECUTIVE ADVANTAGE/SM/
--------------------------------------------------------------------------------
                         AUTOMATIC REBALANCING REQUEST
--------------------------------------------------------------------------------

Policy Number:                                Policyholder:
                                                            (Last Name, First Name, Middle Name)

Insured:                                                        Social Security No.:       -      -
        (Last Name, First Name, Middle Name)

--------------------------------------------------------------------------------
For the purpose of Rebalancing, I hereby authorize transfers from my Guaranteed Account and Subaccounts into other Subaccounts at the following frequency, as measured from the policy anniversary:

[_] Monthly  [_] Quarterly  [_] Semi-annually  [_] Annually  Following are rebalanced percentages after the transfer:

GUARANTEED ACCOUNT                                       %                                           PERCENT

   AIM VARIABLE INSURANCE FUNDS (INVESCO
   VARIABLE INSURANCE FUNDS)                               GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Invesco V.I. High Yield Fund                          %    Strategic International Equity Fund           %
   Invesco V.I. American Value Fund                      %    Structured U.S. Equity Fund                   %
   ALLIANCE BERNSTEIN VARIABLE PRODUCTS SERIES
   FUND, INC.                                                JPMORGAN INSURANCE TRUST
   Growth Portfolio                                      %   Small Cap Core Portfolio                       %
   Growth and Income Portfolio                             THE UNIVERSAL INSTITUTIONAL FUNDS,
                                                         % INC.
   Large Cap Growth Portfolio                            %    Core Plus Fixed Income Portfolio              %
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                    Emerging Markets Equity Portfolio             %
   VP Income & Growth Fund                               %    Mid Cap Growth Portfolio                      %
   VP International Fund                                   NEUBERGER BERMAN ADVISERS MANAGEMENT
                                                         % TRUST
BLACKROCK VARIABLE SERIES FUNDS, INC.                         AMT Large Cap Value Portfolio                 %
  BlackRock Basic Value V.I. Fund                        % PIMCO VARIABLE INSURANCE TRUST
  BlackRock Capital Appreciation V.I. Fund               %    High Yield Portfolio                          %
  BlackRock U.S. Government Bond V.I. Fund               %    Long-Term U.S. Government Portfolio           %
  BlackRock Value Opportunities V.I. Fund                %    Real Return Portfolio                         %
FIDELITY VARIABLE INSURANCE PRODUCTS                          Short-Term Portfolio                          %
   VIP Balanced Portfolio                                %    Total Return Portfolio                        %
   VIP Contrafund Portfolio                              % VANGUARD VARIABLE INSURANCE FUND
   VIP Index 500 Portfolio                               %    Total Bond Market Index Portfolio             %
   VIP Money Market Portfolio                            %    Total Stock Market Index Portfolio            %
   FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST                                          VALIC COMPANY I
   Developing Markets Securities Fund- Class 2           %    International Equities Fund                   %
   Foreign Securities Fund- Class 2                      %    Mid Cap Index Fund                            %
   Growth Securities Fund - Class 2                      %    Small Cap Index Fund                          %

Signature of Insured                    Signature of Policyholder (if other than Insured)

                                  , 20
Date Signed

--------------------------------------------------------------------------------
Automatic Rebalance, Executive Advantage/SM/, 05/13